Exhibit 5

Name of Trust	Name of Trustee	Trustee Start Date	Trustee End Date	Trustee Address[5]

Bessie Trust
	Lorne House Trust Company Limited, a corporation organized under the laws of the Isle of Man	2/2/1994	5/10/1998	Lorne House Castletown Isle of Man, British Isles

	IFG International Trust Company Limited, a corporation organized under the laws of the Isle of Man (formerly known as Aundyr Trust Company Limited)[1]	5/11/1998		International House Castle Hill, Victoria Road Douglas, Isle of Man

Bulldog Non-Grantor Trust
	Lorne House Trust Company Limited, a corporation organized under the laws of the Isle of Man	3/11/1992	9/30/1996	Lorne House Castletown Isle of Man, British Isles

	IFG International Trust Company Limited, a corporation organized under the laws of the Isle of Man (formerly known as Aundyr Trust Company Limited)[1]	10/1/1996		International House Castle Hill, Victoria Road Douglas, Isle of Man

Castle Creek International Trust
	Pierson Heldring & Pierson (Isle of Man) Limited, a corporation organized under the laws of the Isle of Man[2]	12/4/1992	7/22/1998	Clinch’s House, Lord Street PO Box 227 Douglas, Isle of Man

	Valmet (Isle of Man) Limited, a corporation organized under the laws of the Isle of Man[3]	7/23/1998	8/31/1999	Warwick House Victoria Road Douglas, Isle of Man

	Northern Bank Trust Company (IOM) Limited, a corporation organized under the laws of the Isle of Man[4]	9/1/1999	12/20/2000	PO Box 113 Sixty Circular Road Douglas, Isle of Man

Exhibit 5

Name of Trust	Name of Trustee	Trustee Start Date	Trustee End Date	Trustee Address[5]
	IFG International Trust Company Limited, a corporation organized under the laws of the Isle of Man (formerly known as Aundyr Trust Company Limited)[1]	12/21/2000	9/19/2004	International House Castle Hill, Victoria Road Douglas, Isle of Man

	Trident Trust Company (I.O.M.) Limited, a corporation organized under the laws of the Isle of Man	9/20/2004		12-14 Finch Road P.O. Box 175 Douglas IM99 1TT Isle of Man, British Isles

Delhi International Trust
	Credit Suisse Trustees (Isle of Man) Limited	12/4/1992	3/20/1995	38-40 Victoria Road Douglas, Isle of Man

	Wychwood Trust Limited, a corporation organized under the laws of the Isle of Man	3/21/1995	8/15/1995	1 Castle Street Castle Town, Isle of Man, IM9 1LF

	Janak Basnet	8/16/1995	10/23/1995	unknown

	MeesPierson (Isle of Man) Limited, a corporation organized under the laws of the Isle of Man[2]	10/24/1995	7/22/1998	Clinch’s House, Lord Street PO Box 227 Douglas, Isle of Man

	Valmet (Isle of Man) Limited, a corporation organized under the laws of the Isle of Man[3]	7/23/1998	8/31/1999	Warwick House Victoria Road Douglas, Isle of Man

	Northern Bank Trust Company (IOM) Limited, a corporation organized under the laws of the Isle of Man[4]	9/1/1999	12/20/2000	PO Box 113 Sixty Circular Road Douglas, Isle of Man

	IFG International Trust Company Limited, a corporation organized under the laws of the Isle of Man (formerly known as Aundyr Trust Company Limited)[1]	12/21/2000		International House Castle Hill, Victoria Road Douglas, Isle of Man

La Fourche Trust

Exhibit 5

Name of Trust	Name of Trustee	Trustee Start Date	Trustee End Date	Trustee Address[5]
	Wychwood Trust Limited, a corporation organized under the laws of the Isle of Man	7/18/1995	2/29/1996	1 Castle Street Castle Town, Isle of Man, IM9 1LF

	Trident Trust Company (I.O.M.) Limited, a corporation organized under the laws of the Isle of Man	3/1/1996	6/18/2001	12-14 Finch Road P.O. Box 175 Douglas IM99 1TT Isle of Man, British Isles

	Inter-Continental Management Limited, a corporation organized under the laws of the Isle of Man	6/19/2001		Prospect Chambers Prospect Hill Douglas, Isle of Man

Lake Providence Trust
	Pierson Heldring & Pierson (Isle of Man) Limited, a corporation organized under the laws of the Isle of Man[2]	12/4/1992	7/22/1998	Clinch’s House, Lord Street PO Box 227 Douglas, Isle of Man

	Valmet (Isle of Man) Limited, a corporation organized under the laws of the Isle of Man[3]	7/23/1998	8/31/1999	Warwick House Victoria Road Douglas, Isle of Man

	Northern Bank Trust Company (IOM) Limited, a corporation organized under the laws of the Isle of Man[4]	9/1/1999	12/20/2000	PO Box 113 Sixty Circular Road Douglas, Isle of Man

	IFG International Trust Company Limited, a corporation organized under the laws of the Isle of Man (formerly known as Aundyr Trust Company Limited)[1]	12/21/2000		International House Castle Hill, Victoria Road Douglas, Isle of Man

Maroon Creek Trust
	MeesPierson (Isle of Man) Limited, a corporation organized under the laws of the Isle of Man[2]	12/28/1995	12/31/1996	Clinch’s House, Lord Street PO Box 227 Douglas, Isle of Man
Pitkin Non-Grantor Trust

Exhibit 5

Name of Trust	Name of Trustee	Trustee Start Date	Trustee End Date	Trustee Address[5]
	Lorne House Trust Company Limited, a corporation organized under the laws of the Isle of Man	3/23/1992	3/31/1997	Lorne House Castletown Isle of Man, British Isles

	IFG International Trust Company Limited, a corporation organized under the laws of the Isle of Man (formerly known as Aundyr Trust Company Limited)[1]	4/1/1997	9/19/2004	International House Castle Hill, Victoria Road Douglas, Isle of Man

	Trident Trust Company (I.O.M.) Limited, a corporation organized under the laws of the Isle of Man	9/20/2004		12-14 Finch Road P.O. Box 175 Douglas IM99 1TT Isle of Man, British Isles

Red Mountain Trust
	Wychwood Trust Limited, a corporation organized under the laws of the Isle of Man	7/18/1995	2/28/1996	1 Castle Street Castle Town, Isle of Man, IM9 1LF

	Trident Trust Company (I.O.M.) Limited, a corporation organized under the laws of the Isle of Man	3/1/1996	5/14/2002	12-14 Finch Road P.O. Box 175 Douglas IM99 1TT Isle of Man, British Isles

	Close Trustees (Isle of Man) Limited	5/15/2002		Close Trustees (Isle of Man) Limited, P.O. Box 203, St. George’s Court, Upper Church Street, Douglas, Isle of Man

Tallulah International Trust
	Lorne House Trust Company Limited, a corporation organized under the laws of the Isle of Man	3/11/1992	12/31/1996	Lorne House Castletown Isle of Man, British Isles

Tyler Trust
	Lorne House Trust Company Limited, a corporation organized under the laws of the Isle of Man	2/2/1994	5/10/1998	Lorne House Castletown Isle of Man, British Isles

Exhibit 5

Name of Trust	Name of Trustee	Trustee Start Date	Trustee End Date	Trustee Address[5]
	Trident Trust Company (I.O.M.) Limited, a corporation organized under the laws of the Isle of Man	5/11/1998		12-14 Finch Road P.O. Box 175 Douglas IM99 1TT Isle of Man, British Isles

Woody International Trust
	Lorne House Trust Company Limited, a corporation organized under the laws of the Isle of Man	3/23/1992	12/31/1996	Lorne House Castletown Isle of Man, British Isles

1 On November 25, 2002, Aundyr Trust Company Limited changed its name to IFG International Trust Company Limited.

2 Pierson Heldring & Pierson (Isle of Man) Limited changed its name to MeesPierson (Isle of Man) Limited and then to MeesPierson Intertrust.

3 Valmet (Isle of Man) Limited changed its name to Mutual Trust Management (Isle of Man) Limited.

4 Northern Bank Trust Company (IOM) Limited has been dissolved.

5 Current address.